EXHIBIT 10.2
EIGHTH AMENDMENT TO AGREEMENT OF PURCHASE AND SALE
This Eighth Amendment to Agreement of Purchase and Sale dated March 9, 2022 (this “Amendment”) amends that certain Agreement of Purchase and Sale dated December 17, 2021, as amended by that certain First Amendment to Agreement of Purchase and Sale dated January 3, 2022, as further amended by that certain Second Amendment to Agreement of Purchase and Sale dated January 10, 2022, as further amended by that certain Third Amendment to Agreement of Purchase and Sale dated January 14, 2022, as further amended by that certain Fourth Amendment to Agreement of Purchase and Sale dated January 19, 2022, as further amended by that certain Fifth Amendment to Agreement of Purchase and Sale dated January 21, 2022, as further amended by that certain Sixth Amendment to Agreement of Purchase and Sale dated February 10, 2022, and as further amended by that certain Seventh Amendment to Agreement of Purchase and Sale dated February 11, 2022 (as amended, the “Agreement”) between each entity executing this Amendment as a Seller (each a “Selling Entity” and jointly and severally, “Seller”) and each entity executing this Amendment as a Buyer (individually or collectively, as the context may require, “Buyer”), and, solely for purposes of Section 1.2(d) and Article 4 thereof, The Necessity Retail REIT, Inc. Capitalized terms not otherwise defined herein shall have the meanings given to them in the Agreement.
Recitals
A.Cole MT Mobile AL, LLC (“Cole MT Mobile”), is the holder of those certain Revenue Bonds, Series 2014-A (the “Bonds”) issued by The Improvement District of the City of Mobile – McGowin Park Project (the “Improvement District”) pursuant to that certain Financing Agreement, dated June 15, 2015 (the “Financing Agreement”), between McGowin Park, LLC and the Improvement District.
B.Pursuant to that certain Collateral Assignment of Bond, entered into as of April 26, 2017 (the “Collateral Assignment”), by and between Cole MT Mobile and New York Life Insurance Company (“New York Life”), the Bonds, among other things, serve as collateral for that certain loan made by New York Life and known as Loan Number 374-0810 (the “McGowin Loan”), which McGowin Loan is also collateralized by the Site known as McGowin Park located in Mobile, Alabama (the “McGowin Site”).
C.Seller desires to sell, assign, and transfer the Bonds to Buyer, and Buyer desires to accept the Bonds from Seller, and otherwise amend the Agreement as set forth below.

Amendment

1.The recitals set forth in this Amendment are true and correct in all material respects and are incorporated in this Amendment by this reference and made a part hereof.
2.The term “Intangible Property”, as it relates to the McGowin Site, shall include the right, title and interest of Cole MT Mobile in and to the Bonds.
3.The Allocated Purchase Price, as it relates to the McGowin Site, shall be increased to $71,084,271.00. The term “Purchase Price”, as reflected in the Summary of Terms of the Agreement, shall be increased to $1,324,974,512.00.
4.Except as may be set forth in the Diligence Materials or in the applicable Title Commitment, Cole MT Mobile represents and warrants to Buyer as follows:
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A.To Cole MT’s actual knowledge, the Bonds are the only bonds evidencing the indebtedness described in the Financing Agreement.
B.Cole MT Mobile is the lawful holder and owner of the Bonds.
C.Except for the rights of New York Life under the Collateral Assignment, Cole MT Mobile has not agreed, and no holder of the Bonds shall be obligated, to remit any payments made under the Bonds for the account of any other person or business entity.
D.To Cole MT Mobile's actual knowledge, (a) the Bonds are valid and binding according to their terms and (b) none of the principal, interest or any other amount due under the Bonds is subject to forfeiture, reduction, adjustment, elimination or withholding.
E.The Bonds are not subject to any assignment, lien, or other encumbrance, except for the rights of New York Life under the Collateral Assignment.
F.To Cole MT Mobile's actual knowledge, all payments due under the Bonds to date, if any, have been timely made, and no amount of the principal debt evidenced by the Bonds has been prepaid.
G.To Cole MT Mobile's actual knowledge, no default presently exists under the Bonds, the Financing Agreement, or the Collateral Assignment, and no condition presently exists which, with the giving of notice, the passage of time, or both, would cause such a default.
H.To Cole MT Mobile's actual knowledge, the indebtedness evidenced by the Bonds is not subject to any defense or setoff.
I.To Cole MT Mobile's actual knowledge, as of the date of this Amendment, the outstanding principal balance of the Bonds is $5,135,000.
J.To Cole MT Mobile's actual knowledge, no property owner is in default, beyond applicable notice and cure periods, in the payment of any special assessments relating to the McGowin Site.
5.    Cole MT Mobile covenants with Buyer as follows:
A.    Cole MT Mobile shall promptly notify Buyer in writing if a default, beyond applicable notice and cure periods, occurs under any of the Bonds, Financing Agreement, or Collateral Assignment.
B.    Cole MT Mobile shall not purport to modify or waive any material terms of any of the Bonds, Financing Agreement or Collateral Assignment, nor consent to any such modification or waiver, without the prior written approval of Buyer.

C.    Cole MT Mobile shall promptly convey to Buyer any written notice received by Cole MT Mobile concerning the Bonds, Financing Agreement, or Collateral Assignment.

D.    Prior to the applicable Closing, except as contemplated by the Collateral Assignment, Cole MT Mobile shall not sell, assign, convey, encumber, pledge,
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hypothecate, mortgage or otherwise transfer the Bonds or any interest therein without obtaining the prior written consent of Buyer.

E.    Cole MT Mobile shall not consent to the issuance of any further bonds by the Improvement District.

6.    As to the McGowin Site, the Closing Documents to be delivered by the Parties at Closing shall also include:

A.A Termination of Collateral Assignment of the Bonds to New York Life, executed by New York Life;
B.Assignment of Bonds from Cole MT Mobile to Buyer;
C.Copy of Bonds (Certificate No. R-3), certified by the Improvement District;
D.Cancelled Bonds (Certificate No. R-2), cancelled by the Improvement District;
E.Investment Letter relating to the Bonds from Buyer to the Improvement District; and
F.Collateral Assignment of the Bonds by Buyer to New York Life (and which includes consent of the Improvement District to such collateral assignment).

7.    Nothing contained herein shall be deemed to modify any restrictions imposed by the terms and conditions of the Agreement on Seller’s leasing activities before or after Closing.

8.    This Amendment may be executed in counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument.

9.    Except as specifically amended by this Amendment, the Agreement shall remain unchanged and in full force and effect, and is hereby ratified and confirmed.

[Signature Pages Follow]

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IN WITNESS WHEREOF, Buyer and Seller have caused this Amendment to be executed and delivered by their duly authorized representatives as of the date first written above.

BUYER:
The Necessity Retail REIT Operating Partnership, L.P.,
a Delaware limited partnership

By: The Necessity Retail REIT, Inc., its general partner
By: /s/ Michael Anderson
Name: Michael Anderson
Title: Authorized Signatory
ARG ASVALGA001, LLC,
ARG ASALBGA001, LLC,
ARG ACHOUTX001, LLC,
ARG BCBEAOH001, LLC,
ARG BBSCHIL001, LLC,
ARG BPLOUKY001, LLC,
ARG BCSPRMA001, LLC,
ARG BSROCIL001, LLC,
ARG CCALBNM001, LLC,
ARG CCCOVRI001, LLC,
ARG CRHAGMD001, LLC,
ARG CALAFLA001, LLC,
ARG CCPLOWI001, LLC,
ARG DCDARIL001, LLC,
ARG DCDECAL001, LLC,
ARG DMDERKS001, LLC,
ARG DPOSHWI001, LLC,
ARG EWAUSGA001, LLC,
ARG ECENIOK001, LLC,
ARG EMEVGIL001, LLC,
ARG FGALPMI001, LLC,
ARG FSBROWI001, LLC,
ARG FCSTANC001, LLC,
ARG FMGLEIL001, LLC,
ARG FTFTWIN001, LLC,
ARG HTMANWI001, LLC,
ARG HEWAXTX001, LLC,
ARG HCHOULA001, LLC,
ARG LPLAFIN001, LLC,
ARG LMLAWOK001, LLC,
ARG LSSALMD001, LLC,
ARG MCCOLIN001, LLC,
ARG MFVIEWV001, LLC,
ARG MFMUSMI001, LLC,
ARG MKASHOH001, LLC,
ARG MPELYOH001, LLC,
ARG MGMOBAL001, LLC,
ARG MMASHKY001, LLC,
ARG MHMORNC001, LLC,
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ARG NRTAMFL001, LLC,
ARG NLGAIGA001, LLC,
ARG OTOWEKY001, LLC,
ARG PCGROOH001, LLC,
ARG PPMONLA001, LLC,
ARG PSREYOH001, LLC,
ARG PMPLAIL001, LLC,
ARG PSALBNM001, LLC,
ARG PSSPASC001, LLC,
ARG RALLAFL001, LLC,
ARG SBSALKS001, LLC,
ARG GFBOGKY001, LLC,
ARG SAABITX001, LLC,
ARG SPSPRIL001, LLC,
ARG SCSPFOH001, LLC,
ARG SVJEFMO001, LLC,
ARG SCRIVFL001, LLC,
ARG SCROCNC001, LLC,
ARG TACOLSC001, LLC,
ARG TVLOUTN001, LLC,
ARG TMMARGA001, LLC,
ARG HBSTUMA001, LLC,
ARG MPCOLOH001, LLC,
ARG MAWILVA001, LLC,
ARG PLSAJCA001, LLC,
ARG TCHATMS001, LLC,
ARG TSMTPSC001, LLC,
ARG TTRALNC001, LLC,
ARG TCFLOKY001, LLC,
ARG UMMARIN001, LLC,
ARG VPALBNM001, LLC,
ARG WGHUNAL001, LLC,
ARG WGNEWNY001, LLC,
ARG WCSALNC001, LLC,
ARG WCSLNNC001, LLC,
ARG WASUMSC001, LLC,
ARG WSCLAIN001, LLC,
ARG WCJACNC001, LLC,
ARG WMSANTX001, LLC,
ARG SSSTRPA001, LLC,
ARG SMSHPPA001, LLC, and
ARG CCCARPA001, LLC,
each, a Delaware limited liability company

By:   /s/ Michael Anderson________________
Name: Michael Anderson
Title: Authorized Signatory
[BUYER SIGNATURE PAGES]

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    IN WITNESS WHEREOF, Buyer and Seller have caused this Amendment to be executed and delivered by their duly authorized representatives as of the date first written above.

SELLER:
COLE MT SAN JOSE CA, LP,
a Delaware limited partnership
By    Cole GP MT San Jose CA, LLC,
a Delaware limited liability company,
its General Partner
By:    CIM Real Estate Finance Management,
LLC, a Delaware limited liability
company, its Manager
By:   /s/ Nathan DeBacker
Name: Nathan DeBacker
Its: Vice President
COLE MT ALLEN PARK MI, LLC,
a Delaware limited liability company
By:    Cole REIT Management V, LLC,
a Delaware limited liability company,
its Manager
By:   /s/ Nathan DeBacker
Name: Nathan DeBacker
Its: Vice President
ARCP MT ENID OK, LLC
VEREIT MT ELYRIA OH, LLC
COLE MT GAINESVILLE (DAWSONVILLE) GA, LLC
VEREIT MT RALEIGH (SUMNER) NC, LLC,
each, a Delaware limited liability company

By:    CIM Income NAV Operating Partnership, LP,
    a Delaware limited partnership,
    their respective sole member

By: Cypress Merger Sub, LLC
    a Maryland limited liability company
    Its: General Partner

By:   /s/ Nathan DeBacker
Name: Nathan DeBacker
Its: Vice President
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COLE MT LOUDON TN, LLC

By:    Cypress Merger Sub, LLC,
    a Maryland limited liability company,
    its sole member
By:   /s/ Nathan DeBacker
Name: Nathan DeBacker
Its: Vice President
ARCP MT BOWLING GREEN KY, LLC
By:    Cole REIT Management V, LLC
    a Delaware limited liability company,
    its Manager

By:   /s/ Nathan DeBacker
Name: Nathan DeBacker
Its: Vice President

ALL THE ENTITIES LISTED ON THE BALANCE OF THIS PAGE AND THE FOLLOWING PAGES,
each, a Delaware limited liability company
By:    CIM Real Estate Finance Management, LLC
a Delaware limited liability company,
its Manager
By:   /s/ Nathan DeBacker
Name: Nathan DeBacker
Title: Vice President
Cole MT Albany GA, LLC
ARCP MT Houston TX, LLC
Cole MT Beavercreek OH, LLC
Cole MT Schaumburg IL, LLC
ARCP MT Louisville KY, LLC
ARCP MT Rockford IL, LLC
ARCP MT Carlisle PA, LLC
Cole MT Albuquerque NM, LLC
Cole MT Coventry RI, LLC
ARCP MT Hagerstown MD, LLC
Cole MT Lafayette LA, LLC
Cole MT Plover WI, LLC
Cole MT Darien IL, LLC
Cole MT Decatur AL, LLC
Cole MT Derby KS, LLC
VEREIT MT Oshkosh WI, LLC
ARCP MT Austell GA, LLC
Cole MT Evergreen Park, IL, LLC
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Cole DET Evergreen IL, LLC
Cole MT Brookfield WI, LLC
Cole MT Statesville NC, LLC
ARCP MT Glen Ellyn IL, LLC
ARCP MT Fort Wayne IN, LLC
ARCP MT Manitowoc WI, LLC
Cole MT Waxahachie TX, LLC
ARCP MT Houma LA, LLC
ARCP MT Lafayette IN, LLC
ARCP MT Lawton OK, LLC
VEREIT MT Salisbury MD, LLC
ARCP MT Columbus IN, LLC
ARCP MT Vienna WV, LLC
ARCP MT Muskegon MI, LLC
VEREIT MT Ashtabula OH, LLC
Cole MT Mobile AL, LLC
VEREIT MT Ashland KY, LLC
ARCP MT Morganton NC, LLC
Cole NR Tampa FL, LLC
Cole MT Reynoldsburg OH, LLC
VEREIT MT Owensboro KY, LLC
Stringtown South, LLC
ARCP MT Monroe LA, LLC
VEREIT MT Plainfield IL, LLC
Cole MT Albuquerque (San Mateo) NM, LLC
Cole MT Duncan SC, LLC
VEREIT MT Lady Lake FL, LLC
ARCP MT Shippensburg PA, LLC
ARCP MT Salina KS, LLC
ARCP MT Stroudsburg PA, LLC
ARCP MT Abilene TX, LLC
ARCP MT Springfield IL, LLC
ARCP MT Springfield OH, LLC
ARCP MT Jefferson City MO, LLC
Cole MT Riverview FL, LLC
Cole MT Rocky Mount NC, LLC
Cole MT Columbia SC, LLC
Cole MT Marietta Ga, LLC
VEREIT MT Sturbridge MA, LLC
Cole MT Columbus OH, LLC
Cole MT Williamsburg VA, LLC
ARCP MT Hattiesburg MS, LLC
ARCP MT Mount Pleasant SC, LLC
ARCP MT Florence KY, LLC
Cole MT Marion IN, LLC
ARCP MT Albuquerque NM, LLC
Cole MT Newburgh NY, LLC
Cole MT Salisbury NC, LLC
Cole MT Salisbury (Wallace Commons II) NC, LLC
VEREIT MT Summerville SC, LLC
Cole MT Clarksville IN, LLC
Cole MT Jacksonville NC, LLC
Cole MT San Antonio (Highway 151) TX, LLC
ARCP MT Springfield MA, LLC
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Cole AS Valdosta GA, LLC
Cole WG Huntsville AL, LLC

[SELLER SIGNATURE PAGES]
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